Summary Prospectus Supplement	May 27, 2022

PUTNAM INTERMEDIATE-TERM MUNICIPAL INCOME FUND
Summary Prospectus dated March 30, 2022

Effective July 1, 2022, the following replaces the introductory paragraph and the subsequent Shareholder fees table under the heading Fees and expenses:

Fees and expenses

The following tables describe the fees and expenses you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in class A shares of Putnam funds. More information about these and other discounts is available from your financial professional and in How do I buy fund shares? beginning on page 15 of the fund’s prospectus, in the Appendix to the fund’s prospectus, and in How to buy shares beginning on page II-1 of the fund’s statement of additional information (SAI).

Shareholder fees (fees paid directly from your investment)

	Maximum sales charge (load)	Maximum deferred sales charge (load) (as
	imposed on purchases (as a	a percentage of original purchase price or
Share class	percentage of offering price)	redemption proceeds, whichever is lower)
Class A	4.00%	1.00%*
Class B	NONE	5.00%**
Class C	NONE	1.00%***
Class R6	NONE	NONE
Class Y	NONE	NONE

* Applies only to certain redemptions of shares bought with no initial sales charge.
** This charge is phased out over six years.
*** This charge is eliminated after one year.

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